Commitments and Contingencies	12 Months Ended
Dec. 31, 2021
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

11. Commitments and Contingencies

Legal Proceedings

The Company may be involved in various claims, lawsuits, investigations, and other proceedings, in the normal course of business. The Company accrues a liability when management believes information available prior to the issuance of the consolidated financial statements indicates it is probable a loss has been incurred as of the date of the financial statements and the amount of loss can be reasonably estimated. The Company adjusts its accruals to reflect the impact of negotiations, settlements, rulings, advice of legal counsel and other information and events pertaining to a particular case. Legal costs are expensed as incurred. The Company has recorded an accrual of $0.5 million as of December 31, 2021, related to estimated settlements for ongoing legal claims. The Company did not record any material loss contingency in the balance sheet as of December 31, 2020.

Indemnifications

In the ordinary course of business, the Company may provide indemnifications of varying scope and terms to investors, directors, officers, employees, customers or vendors with respect to certain matters, including losses arising out of the Company’s breach of such agreements, services to be provided by the Company or from intellectual property infringement claims made by third parties. These indemnifications may survive termination of the underlying agreement and the maximum potential amount of future payments the Company could be required to make under these indemnification provisions may not be subject to maximum loss clauses. The maximum potential amount of future payments the Company could be required to make under these indemnification provisions is indeterminable. The Company has never paid a material claim, nor has the Company been involved in litigation in connection with these indemnification arrangements. As of December 31, 2021 and 2020, the Company has not accrued a liability for these indemnifications as the likelihood of incurring a payment obligation, if any, in connection with these indemnifications is not probable or reasonably estimable due to the unique facts and circumstances involved.

Operating Leases

The Company leases facilities under noncancelable operating lease agreements. Future minimum rental payments under the noncancelable operating leases, subsequent to December 31, 2021, are as follows:

(In thousands)	Operating Leases
2022	$1,279
2023	970
2024	1,323
2025	1,360
2026	1,397
2027 and thereafter	9,919
Total	$16,248

Rent expense related to noncancelable operating leases totaled $1.4 million and $0.3 million for the years ended December 31, 2021 and 2020, respectively. One of the operating leases includes two three-year renewal options.

Capital Leases

The Company leases equipment under agreements expiring at various times during the next three years. The Company has recorded the capital lease obligation within its consolidated balance sheets. Future minimum rental payments under the noncancelable capital leases, subsequent to December 31, 2021, are as follows:

(In thousands)	Capital Leases
2022	$98
2023	4
2024	4
Minimum lease payment including interest	106
Amount representing interest	(4)
Minimum lease payments excluding interest	$102

Unconditional purchase commitments

On April 4, 2021, the Company entered into an agreement with Palantir Technologies (“Palantir”). Pursuant to that agreement, the Company committed to purchase licenses to access software products and utilize services from Palantir over a six year period for a total cost to the Company of $42.0 million. As of December 31, 2021, the Company has an unconditional purchase commitment with Palantir as detailed in the table below:

(In thousands)	Annual Service Payments
2022	$—
2023	8,000
2024	8,000
2025	10,000
2026	10,000
Total	$36,000